UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2026
ARES REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, CO	80202

(Address of Principal Executive Offices)	(Zip Code)
(303) 228-2200
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.02     Unregistered Sales of Equity Securities.
On August 3, 2026, Ares Real Estate Income Trust Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) issued the following shares in transactions exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Regulation D.
The following table details the shares issued and gross proceeds:

	Number of
	Shares Issued	Gross Proceeds
Class S-PR Shares (1)(2)	1,168,737	$9,678,265
Class I-PR Shares (1)	1,727,341	$14,203,748
_________________________
(1)Number of shares issued and gross proceeds include activity from shares issued pursuant to our distribution reinvestment plan.
(2)Gross proceeds for Class S-PR shares include upfront selling commissions and dealer manager fees, in aggregate, of $67,864.
Item 5.07     Submission of Matters to a Vote of Security Holders.
On August 6, 2026, the Company reconvened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Quorum for the Annual Meeting requires holders of 50% of the outstanding shares of the Company’s common stock entitled to vote to be present, in person or by proxy. A quorum was not present at the Annual Meeting. Accordingly, the Annual Meeting was permanently adjourned without (i) electing the Company’s nominees to the board of directors for the ensuing year and until their successors are elected and qualify or (ii) ratifying the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
As a result, under Maryland law each incumbent nominee for the board of directors will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies. In addition, the ratification by stockholders of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 is not required for their appointment and they will serve in that capacity at the direction of the Company’s audit committee.
Item 8.01     Other Events.
Effective as of July 29, 2026, our board of directors amended our share redemption program by adopting the Sixth Amended and Restated Share Redemption Program (the “Amended SRP”) primarily to eliminate the Early Redemption Deduction (as defined in the Amended SRP) with respect to the redemption of a stockholder’s shares due to the stockholder’s failure to maintain a minimum account balance of $2,000 of shares of the Company’s common stock.
A copy of the Amended SRP is filed as Exhibit 99.1 hereto.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1*	Sixth Amended and Restated Share Redemption Program.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
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*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ares Real Estate Income Trust Inc.
August 7, 2026
	By:	/s/ TAYLOR M. PAUL
Taylor M. Paul Managing Director, Chief Financial Officer and Treasurer